                                                              EXHIBIT 99.906CERT

    CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
    -----------------------------------------------------------------------

     In  connection  with the  shareholder  report of American  Century  Capital
Portfolios,  Inc. (the  "Registrant")  on Form N-CSR for the period ending March
31, 2008 (the "Report"), we, the undersigned,  certify,  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)  The Report fully complies with the requirements of Section 15(d)
               of the Securities Exchange Act of 1934; and

          (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of
               operations of the Registrant.

Dated:  May 30, 2008

                                 /s/ Jonathan S. Thomas
                                 -------------------------------------
                                 Jonathan S. Thomas
                                 President
                                 (chief executive officer)

                                 /s/ Robert J. Leach
                                 -------------------------------------
                                 Robert J. Leach
                                 Vice President, Treasurer, and
                                 Chief Financial Officer
                                 (chief financial officer)